UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

(Amendment No.1)

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 22, 2013

Green Plains Renewable Energy, Inc.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-32924	84-1652107
(Commission file number)	(IRS employer identification no.)

450 Regency Parkway, Ste. 400, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed by the Registrant on November 22, 2013 and is being filed solely to add the information required under Items 9.01(a) and 9.01(b).

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 2.01 of the Current Report on Form 8-K filed on November 22, 2013 is incorporated herein by reference. On November 22, 2013, Green Plains Renewable Energy, Inc. completed the purchase of two ethanol plants and certain related assets (the “Asset Purchase”) from Ethanol Holding Company, LLC, an entity composed of the predecessor owners’ (BioFuel Energy Corp.) lender group.

Item 9.01.   Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.    The financial statements required under this Item 9.01(a) are attached herewith as Exhibits 99.1, 99.2 and 99.3.

(b)  Pro forma financial information.  The pro forma financial information required under this Item 9.01(b) is attached herewith as Exhibit 99.4.

(d)  Exhibits.  The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm, dated February 10, 2014
99.1

Audited consolidated balance sheets of BioFuel Energy Corp. as of December 31, 2011 and 2010, the audited consolidated statements of operations, changes in equity and cash flows of BioFuel Energy Corp. for the years ended December 31, 2011 and 2010, and the notes related thereto (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2011 filed by BioFuel Energy Corp. (SEC File No. 001-33530) on March 16, 2012; pertinent pages are filed herewith)

99.2

Audited consolidated balance sheets of BioFuel Energy Corp. as of December 31, 2012 and 2011, the audited consolidated statements of operations, changes in equity and cash flows of BioFuel Energy Corp. for the years ended December 31, 2012 and 2011, and the notes related thereto (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012 filed by BioFuel Energy Corp. (SEC File No. 001-33530) on April 1, 2013; pertinent pages are filed herewith)

99.3

Unaudited consolidated balance sheet of BioFuel Energy Corp. as of September 30, 2013, the unaudited consolidated statements of operations, changes in equity and cash flows of BioFuel Energy Corp. for the three-month and nine-month periods ended September 30, 2013 and September 30, 2012, and the notes related thereto (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed by BioFuel Energy Corp. (SEC File No. 001-33530) on November 12, 2013; pertinent pages are filed herewith)

99.4

Unaudited pro forma condensed combined statements of operations of Green Plains Renewable Energy, Inc. for the nine months ended September 30, 2013 and for the year ended December 31, 2012, giving effect to the Asset Purchase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Jerry L. Peters Chief Financial Officer
Date: February 10, 2014	GREEN PLAINS RENEWABLE ENERGY, INC. By: /s/ Jerry L. Peters Jerry L. Peters Chief Financial Officer (Principal Financial Officer)